UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2004

Technical Olympic USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2004, Technical Olympic USA, Inc. (the "Company") agreed to sell (the "Offering") $200.0 million aggregate principal amount of 7½% senior subordinated notes due 2015 (the "Notes"), pursuant to the terms of a Purchase Agreement, dated as of December 14, 2004, among the Company and the initial purchaser named therein (the "Initial Purchaser").

Pursuant to the Purchase Agreement, the Initial Purchaser has agreed to re-sell the Notes to qualified institutional buyers in accordance with Rule 144A and to non-U.S. persons under Regulation S under the Securities Act of 1933, as amended. The Notes will be governed by the terms of an Indenture, to be entered into between the Company and Wells Fargo Bank, N.A., as Trustee (the "Indenture"). The Notes will be issued on or about December 21, 2004, subject to conditions.

Interest on the Notes will be payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2005. The Notes will mature on January 15, 2015. The Company may redeem all or part of the Notes before January 15, 2015 by paying a specified "make whole" premium. In addition, prior to January 15, 2008, the Company may redeem up to 35% of the Notes from the proceeds of certain sales of its equity securities.

The Notes will be the Company's unsecured senior subordinated obligations and will be subordinated in right of payment to all of its senior indebtedness. The Notes will rank equally with all of the Company's other senior subordinated indebtedness. The Notes will be guaranteed on a senior subordinated unsecured basis by all of the Company's material domestic subsidiaries, other than its mortgage and title subsidiaries.

Item 8.01. Other Events.

On December 14, 2004, the Company issued a press release announcing the Offering.

On December 15, 2004, the Company issued a press release announcing that it had priced the Offering.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued by the Company on December 14, 2004.

99.2 Press release issued by the Company on December 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

December 17, 2004	By:	Beatriz L. Koltis

Name: Beatriz L. Koltis
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	99.2 Press release issued by the Company on December 14, 2004.
99.2	99.2 Press release issued by the Company on December 15, 2004.